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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number  811-05083
                                    ---------



             Worldwide Insurance Trust - Worldwide Real Estate Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       99 Park Avenue, New York, NY 10016
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 Park Avenue, New York, NY 10016
                       ----------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (212) 687-5200
                                                    --------------

Date of fiscal year end:  December 31, 2002
                          -----------------

Date of reporting period: December 31, 2002
                          -----------------

ITEM 1. REPORTS TO SHAREHOLDERS.



                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002

                                   discipline

                                                      WORLDWIDE REAL ESTATE FUND

allocation

                                                                       diversity

                          GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Real estate investments continued to outpace the broad equity markets by a wide margin for the third year in a row. While REITs (real estate investment trusts) experienced a volatile year, investors found their dividend yields, now averaging approximately 7%, relatively attractive. The Van Eck Worldwide Real Estate Fund returned -4.48% for the twelve months ended December 31, 2002. The Salomon Smith Barney World Property Index* had a total return of 2.84% and the Morgan Stanley REIT Index** (reflecting the U.S. REIT market) returned 3.64% during the same period. In contrast, the broader Standard & Poor's (S&P) 500 Index+ lost 22.09% in 2002.

MARKET REVIEW

On a relative basis, REITs outshined the general market during the past twelve months. With long-term return expectations for the general stock market adjusted downward, income has become an important source of investment return for shareholders. Real estate's steady dividend yield during a period overshadowed by bearish market sentiment proved attractive to many investors during the year. Our focus continues to be in the U.S. and Canadian real estate markets, where some sectors such as retail malls and outlets provided strong returns for investors and show little sign of weakening. Also, new construction is on the decline in several sectors such as hotels and offices, which should alleviate some oversupply issues in these markets.

On a more sobering note, fundamentals have begun to deteriorate in many real estate sectors and prices have come off their highs--highs that were supported by institutional and mutual fund inflows into the sector midyear (approximately $3 billion dollars++). As concerns about the strength of the U.S. economy grew and corporate profitability came under fire, general equities continued to slide and, for the first time in years, negative sentiment made its way into the real estate market. A high unemployment rate combined with rising corporate and individual bankruptcies began to take their toll on the credit-worthiness of many users of commercial and residential space. Many real estate markets experienced declines in rents and landlords increased concessions in order to retain or attract tenants.

GEOGRAPHIC EXPOSURE

During the first several months of the year, a combination of high valuations and deteriorating fundamentals in the domestic market led us to reduce the Fund's exposure to the United States and increase exposure to Japan and Europe. As we anticipated further weakness in the dollar, a desire to diversify out of dollar-denominated assets also contributed to this decision. Our allocation to the U.S. real estate market was 61.7% at year-end 2002 (down from 77.5% at year-end 2001), while our exposure to Canada has risen gradually to 12.3% (from 9.0% at year-end 2001).

Unfortunately, our allocation to the Japanese real estate market (9.0% of the Fund's net assets) hurt performance relative to the benchmark, particularly during the third quarter. While depressed stock prices offered attractive investment opportunities, the market continues to suffer from oversupply, growing vacancies and weakening fundamentals. On a positive note, prices here appear to have been adjusted for any weakness in the market and we still believe that Japanese real estate companies represent good value given their discount to NAV (net asset value). Also, J-REITs (Japanese REITs) have performed well since their inception in 2001.

The European real estate market (9.9% of Fund assets) has come off its highs and declined through the latter half of this year. Also, we remained underweight in the Hong Kong market (2.7% of Fund assets), which proved beneficial to Fund performance as Hong Kong property securities performed poorly.

REAL ESTATE SECTORS

RETAIL REITs (12.6% of Fund assets) were the darlings on Wall Street this year, outperforming all real estate sectors and most general equity sectors. Consumer spending held up surprisingly well throughout the year despite high unemployment and the weight of economic woes on the minds of many. Although vacancies were a concern in the retail sector, many store closures were quickly filled by national chains and "super stores". A focus on maximizing efficiencies has helped the retail sector retain its attractiveness and some stocks in the sector were up considerably. For example, General Growth Properties (a Fund holding at 2.0% of assets) gained 42% for the year.

The OFFICE sector (13.3% of Fund assets) was bifurcated, with the rental and sales markets turning in opposing results. The office rental markets experienced rising vacancies and falling rents. Vacancy rates for all classes of space in the central business districts rose to ten-year highs during the third quarter of this year and have remained roughly at

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

that level through December. The office rental market has clearly felt the effects of recession-related cutbacks by companies that are downsizing and giving up office space. The office sales market, on the other hand, saw record prices. This disconnect stems from strong pension/investor demand for properties. Low return expectations from other asset classes, combined with cheap financing available for properties, resulted in the growing perception of prime leased locations as a solid investment.

INDUSTRIALS (6.4% of Fund assets) kept pace during the year, turning in good performance. Total returns for the sector registered over 17% for the year through December 31. While the sector has endured an increase in vacancies and some softness in rents, the overall fundamentals remain relatively solid.

HOTELS (8.0% of Fund assets) in general have been hard hit by the combined effects of terrorist threats and the weakened economy. Leisure travel has dropped significantly and business travel has suffered in the economic downturn as training, recruiting and consulting (all important sources of business for hotels) have all been limited. However, occupancy levels in the sector have begun to creep back up due to heavy discounting. Hotels have also helped their bottom line with cutbacks in staff and services and the addition of surcharges. Nonetheless, the recovery in revenue per available room (RevPAR) has been gradual. In general, the sector experienced mixed results with some hotels performing strongly (such as Hilton Hotels, representing 2.1% of Fund assets) while others remained in the doldrums (such as Starwood Hotels, at 2.2% of Fund assets).

APARTMENT REITs (9.5% of Fund assets) continued to feel the effects of a soft rental market and was the worst performing real estate sector for the year. Plagued by oversupply and weak demand, the apartment sector saw continuing declines in occupancy rates while landlords paid more and accepted less in order to find tenants. Also taking its toll on the sector was the low-cost financing trend that turned many renters into homeowners in recent months. We remained underweight in the apartment sector versus the benchmark throughout the year.

THE OUTLOOK

We remain cautiously optimistic regarding the real estate sector going into 2003. In the very near term, REIT shares may be fighting headwinds due to deteriorating fundamentals and a tapering off of investor enthusiasm. However, looking forward, we will watch for catalysts that will likely support REITs and real estate securities in the coming year. For example, an economic recovery would give the apartment sector a quick boost, as jobs would be created for the younger age group that drives the rental market. A rise in interest rates would likely quiet the booming housing market, which would also buoy the apartment sector.

We look to maintain our heavy weighting to regional mall and outlet REITs, as they will likely continue to provide the strongest returns among real estate sectors in the near term. At this time, we plan to continue to favor the U.S. market. However, any rebound in the U.S. economy will likely be very beneficial to foreign markets. We are poised to take advantage of any global real estate investment opportunities in the coming months and are watching markets such as Hong Kong and Japan for an upturn.

We believe that it is still a good time for investors to diversify their portfolios by allocating a small percentage to real estate markets. For investors with a 3- to 5-year investment outlook, REITs are poised to grow. The sector's defensive characteristics have proved beneficial to shareholders during 2002 and, as forecasts for the general market remain uncertain, prudent asset allocation will likely continue to pay off. We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]            [PHOTO OMITTED]

/s/ DEREK S. VAN ECK       /s/ SAMUEL R. HALPERT

DEREK S. VAN ECK           SAMUEL R. HALPERT
PORTFOLIO MANAGER          MANAGEMENT TEAM MEMBER

January 7, 2003

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Salomon Smith Barney (SSB) World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

**The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

+The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++Source: Salomon Smith Barney, AMG data.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                     WORLDWIDE REAL ESTATE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

         [The table below represents a pie chart in the printed report.]

                  Apartments                                9.5%
                  Diversified                              29.7%
                  Forest Products                           7.5%
                  Healthcare                                2.0%
                  Hotels                                    8.0%
                  Other                                     4.7%
                  Cash/Equivalents                          3.6%
                  Other Assets Less Liabilities             0.4%
                  Industrial                                6.4%
                  Office                                   13.3%
                  Regional Malls                            9.5%
                  Shopping Centers                          3.1%
                  Storage                                   2.3%


                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

         [The table below represents a pie chart in the printed report.]


                  United States                            61.7%
                  Australia                                 0.4%
                  Cash/Equivalents                          3.6%
                  United Kingdom                            3.2%
                  Spain                                     4.9%
                  Japan                                     9.0%
                  Italy                                     0.6%
                  Hong Kong                                 2.7%
                  France                                    1.2%
                  Canada                                   12.3%
                  Other Assets Less Liabilities             0.4%


----------
*Percentage of net assets.

                           WORLDWIDE REAL ESTATE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

CRESCENT REAL ESTATE EQUITIES CO.
(U.S., 5.5%)

Crescent Real Estate owns a diversified portfolio of real estate properties, including office complexes, retail centers, hotel properties, a health and fitness resort and single family residential developments mainly in Texas and Colorado. Properties include Las Colina Plaza, Continental Plaza and MacArthur Center in Texas and The Citadel in Colorado.

TIMBERWEST FOREST CORP.
(CANADA, 5.5%)

TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

MITSUBISHI ESTATE CO. LTD.
(JAPAN, 4.5%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities, including golf places and tennis clubs.

BROOKFIELD PROPERTIES CORP.
(CANADA, 4.2%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

UNITED DOMINION REALTY TRUST, INC.
(U.S., 3.8%)

United Dominion is a self-administered real estate investment trust. The company owns, operates and develops apartment communities located nationwide.

AMB PROPERTY CORP.
(U.S., 3.6%)

AMB Property acquires and operates industrial properties throughout the United States. The company's property portfolio is located in major distribution markets near airports, seaports and freeway systems.

SIMON PROPERTY GROUP, INC.
(U.S., 3.3%)

Simon Property Group is a self-administered and self-managed real estate investment trust. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 3.0%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf places and provides financial services such as securitization of real estate properties.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 2.9%)

Equity Residential Properties, a self-administered and self-managed real estate investment trust, owns and operates multi-family properties containing apartment units. Its properties are located throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (collateralized by properties).

PROLOGIS TRUST
(U.S., 2.8%)

ProLogis provides distribution facilities and services. The company has distribution facilities owned, managed and under development in various markets throughout North America, Europe, and Japan.


----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception with a similar investment in the Salomon Smith Barney World Property Index and the Standard & Poor's 500 Index.

                       VAN ECK WORLDWIDE REAL ESTATE FUND
                vs. Salomon Smith Barney World Property Index and
                           Standard & Poor's 500 Index

        [The table below represents a line graph in the printed report.]

                     Van Eck          Salomon
                    Worldwide       Smith Barney
                   Real Estate     World Property     Standard & Poor's
                       Fund            Index              500 Index
                   -----------     --------------     -----------------
Jun-97                10000            10000                10000
Jul-97                10930            10206                10795
Aug-97                10990             9713                10191
Sep-97                11980            10180                10749
Oct-97                11850             8807                10390
Nov-97                11770             8741                10871
Dec-97                11960             8583                11057
Jan-98                11880             8265                11179
Feb-98                12169             8901                11985
Mar-98                12458             8834                12599
Apr-98                12213             8490                12725
May-98                11869             8010                12507
Jun-98                11769             7783                13015
Jul-98                11024             7260                12876
Aug-98                 9935             6517                11017
Sep-98                10069             6892                11722
Oct-98                10180             7334                12675
Nov-98                10535             7529                13443
Dec-98                10602             7445                14217
Jan-99                10491             7237                14811
Feb-99                10411             7180                14351
Mar-99                10445             7380                14925
Apr-99                11456             8060                15503
May-99                11819             7993                15137
Jun-99                11740             8113                15977
Jul-99                11240             8039                15479
Aug-99                11002             7946                15402
Sep-99                10797             7628                14980
Oct-99                10479             7470                15928
Nov-99                10196             7557                16252
Dec-99                10389             7776                17208
Jan-00                10184             7555                16344
Feb-00                 9975             7255                16035
Mar-00                10486             7637                17602
Apr-00                10939             7687                17073
May-00                10718             7499                16724
Jun-00                11148             7983                17136
Jul-00                11880             8336                16868
Aug-00                11636             8433                17915
Sep-00                11868             8497                16970
Oct-00                11287             8092                16898
Nov-00                11566             8202                15567
Dec-00                12333             8802                15643
Jan-01                12309             8898                16198
Feb-01                12142             8868                14722
Mar-01                11951             8458                13790
Apr-01                12286             8687                14860
May-01                12584             8779                14960
Jun-01                13134             9062                14596
Jul-01                12955             8897                14452
Aug-01                13289             9210                13548
Sep-01                12441             8548                12454
Oct-01                12118             8464                12692
Nov-01                12704             8778                13665
Dec-01                12991             8945                13785
Jan-02                13098             8861.52             13584.2
Feb-02                13209             8950.14             13322.2
Mar-02                13874             9391.38             13823.2
Apr-02                14133             9702.23             12985.5
May-02                14491            10000.1              12890.2
Jun-02                14515             9963.09             11972.3
Jul-02                13221             9506.78             11039.3
Aug-02                12839             9350.87             11111.6
Sep-02                12457             8964.68              9905.08
Oct-02                12002             8866.07             10776.1
Nov-02                12359             9193.23             11409.7
Dec-02                12408             9198.74             10739.8

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/02        1 Year     5 Year  Since Inception*
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund          (4.48)%     0.74%       3.99%
--------------------------------------------------------------------------------
 Salomon Smith Barney World Property Index     2.84%     1.40%     (1.51)%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                (22.09)%   (0.58)%       1.31%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE VAN ECK WORLDWIDE REAL ESTATE FUND WAS 6/23/97; index returns are calculated as of nearest month end (6/30/97).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney (SSB) World Property Index and the Standard & Poor's 500 Index (S&P 500) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002
--------------------------------------------------------------------------------

         NO. OF                                                         VALUE
COUNTRY  SHARES        SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 0.4%
        8,000  Westfield Holdings Ltd.                                  $60,272
                                                                    -----------
CANADA: 12.3%
       10,000  BPO Properties Ltd.+                                     161,894
          100  Brookfield Homes Corp.*+                                     110
          500  Brookfield Properties Corp.                                9,072
       31,500  Brookfield Properties Corp.                          USD 636,300
      110,000  TimberWest Forest Corp.                                  838,042
       25,000  TrizecHahn Corp.                                         234,750
                                                                    -----------
                                                                      1,880,168
                                                                    -----------
FRANCE: 1.2%
        2,500  Unibail S.A.                                             177,950
          500  Unibail S.A. Warrants+
               (EUR 43.33, expiring 5/11/04)                              7,352
                                                                    -----------
                                                                        185,302
                                                                    -----------
HONG KONG: 2.7%
      300,000  Hang Lung Properties Ltd.                                290,440
       20,000  Sun Hung Kai Properties Ltd.                             118,484
                                                                    -----------
                                                                        408,924
                                                                    -----------
ITALY: 0.6%
      200,000  Beni Stabili S.p.A.                                       89,972
                                                                    -----------
JAPAN: 9.0%
       90,000  Mitsubishi Estate Co. Ltd.                               685,223
       70,000  Mitsui Fudosan Co. Ltd.                                  453,952
       60,000  Sumitomo Realty & Development Co. Ltd.                   244,073
                                                                    -----------
                                                                      1,383,248
                                                                    -----------
SPAIN: 4.9%
       10,000  Inmobiliaria Colonial S.A.                               155,063
       34,540  Inmobiliaria Urbis S.A.                                  206,692
       13,650  Metrovacesa S.A.                                         289,475
       10,000  Vallehermoso S.A.                                        103,935
                                                                    -----------
                                                                        755,165
                                                                    -----------
UNITED KINGDOM: 3.2%
       32,160  British Land Co. PLC                                     232,585
       20,562  Land Securities Group PLC                                259,913
                                                                    -----------
                                                                        492,498
                                                                    -----------

UNITED STATES: 61.7%
       20,000  AMB Property Corp.                                      $547,200
       11,000  Archstone-Smith Trust                                    258,940
        9,000  Boston Properties, Inc.                                  331,740
        5,000  Camden Property Trust                                    165,000
       10,000  Chelsea Property Group, Inc.                             333,100
       50,500  Crescent Real Estate Equities Co.                        840,320
       16,000  Equity Office Properties Trust                           399,680
       18,000  Equity Residential Properties Trust                      442,440
        6,000  General Growth Properties, Inc.                          312,000
       25,300  Hilton Hotels Corp.                                      321,563
       16,000  Host Marriott Corp.+                                     141,600
       10,000  Kimco Realty Corp.                                       306,400
       93,000  La Quinta Properties, Inc.+                              409,200
       12,000  Liberty Property Trust                                   383,280
       38,500  LTC Properties, Inc.                                     258,720
       10,000  Macerich Co. (The)                                       307,500
        2,500  National Health Investors, Inc.                           40,550
       11,000  Newhall Land & Farming Co.                               316,250
       13,000  Plum Creek Timber Co., Inc.                              306,800
       17,000  ProLogis Trust                                           427,550
       11,000  Public Storage, Inc.                                     355,410
       15,000  Simon Property Group, Inc.                               511,050
        9,000  SL Green Realty Corp.                                    284,400
       13,900  Starwood Hotels &
               Resorts Worldwide, Inc.                                  329,986
       35,500  United Dominion Realty Trust, Inc.                       580,780
       10,000  Urstadt Biddle Properties (Class A)                      110,800
       11,000  Vornado Realty Trust                                     409,200
       80,000  Wyndham International, Inc. (Class A)+                    18,400
                                                                    -----------
                                                                      9,449,859
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.0%
(COST: $14,531,480)                                                  14,705,408
                                                                    -----------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

SHORT-TERM                               DATE OF                        VALUE
OBLIGATION: 3.6%                        MATURITY         COUPON        (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 10):
Purchased on 12/31/02;
maturity value $546,032
(with State Street Bank & Trust
Co., collateralized by
$560,000 Federal National
Mortgage Assoc.--1.70%
due 12/26/03 with a
value of $560,700)
(Cost: $546,000)                         1/02/03          1.05%      $   546,000
                                                                     -----------
TOTAL INVESTMENTS: 99.6%
(COST: $15,077,480 )                                                  15,251,408
                                                                     -----------
OTHER ASSETS LESS
  LIABILITIES: 0.4%                                                       57,576
                                                                     -----------
NET ASSETS: 100%                                                     $15,308,984
                                                                     ===========

SUMMARY OF           % OF                          SUMMARY OF              % OF
INVESTMENTS           NET                          INVESTMENTS              NET
BY INDUSTRY         ASSETS                         BY INDUSTRY            ASSETS
-----------        --------                        -----------            ------
Apartments             9.5%                        Storage                  2.3%
Diversified           29.7%                        Other                    4.7%
Forest Products        7.5%                        Short-Term
Healthcare             2.0%                          Obligation             3.6%
Hotels                 8.0%                        Other assets less
Industrial             6.4%                          liabilities            0.4%
Office                13.3%                                               ------
Regional Malls         9.5%                                               100.0%
Shopping Centers       3.1%                                               ======

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
*    Fair value as determined by Board of Trustees.
+    Non-income producing.

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
ASSETS:
Investments, at value (cost $15,077,480) (Note 1) ...               $15,251,408
Cash and foreign currency ...........................                     2,702
Receivables:
  Dividends and interest ............................                    76,597
  Capital shares sold ...............................                    38,258
                                                                    -----------
      Total assets ..................................                15,368,965
                                                                    -----------
LIABILITIES:
Payables:
  Capital shares redeemed ...........................                    12,972
  Due to Adviser ....................................                     1,364
  Accounts payable ..................................                    45,645
                                                                    -----------
      Total liabilities .............................                    59,981
                                                                    -----------
Net assets ..........................................               $15,308,984
                                                                    ===========
Shares outstanding ..................................                 1,520,556
                                                                    ===========
Net asset value, redemption and offering
  price per share ...................................               $     10.07
                                                                    ===========
Net assets consist of:
  Aggregate paid in capital .........................               $15,994,313
  Unrealized appreciation of investments
    and foreign currency transactions ...............                   174,021
  Undistributed net investment income ...............                   287,799
  Accumulated realized loss .........................                (1,147,149)
                                                                    -----------
                                                                    $15,308,984
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
INCOME (NOTE 1):
Dividends (net of foreign taxes withheld
  of $12,458) .......................................               $   739,749
Interest ............................................                    33,942
                                                                    -----------
   Total income .....................................                   773,691
EXPENSES:
Management (Note 2) .................................  $   171,250
Administration (Note 2) .............................        2,306
Professional ........................................       32,062
Reports to shareholders .............................       18,577
Custodian ...........................................       13,553
Trustees' fees and expenses .........................        6,062
Interest (Note 9) ...................................        3,417
Transfer agency .....................................        1,990
Amortization of deferred organization costs (Note 1)           686
Other ...............................................        3,295
                                                       -----------
   Total expenses ...................................                   253,198
                                                                    -----------
Net investment income ...............................                   520,493
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ............                  (664,510)
Realized loss from foreign currency transactions ....                   (22,960)
Change in unrealized appreciation of foreign
  denominated assets and liabilities ................                    (2,363)
Change in unrealized appreciation of investments ....                  (623,744)
                                                                    -----------
Net realized and unrealized loss on investments
  and foreign currency transactions .................                (1,313,577)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  (793,084)
                                                                    ===========


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          2002         2001
                                                      ------------  -----------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
  Net investment income ............................  $    520,493  $   436,923
  Realized loss from security transactions .........      (664,510)    (150,997)
  Realized loss from foreign currency
    transactions ...................................       (22,960)      (1,765)
  Change in unrealized appreciation of foreign
    denominated assets and liabilities .............        (2,363)       3,624
  Change in unrealized appreciation
    of investments .................................      (623,744)     162,419
                                                      ------------  -----------
    Net increase (decrease) in net assets
      resulting from operations ....................      (793,084)     450,204
                                                      ------------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ............................      (378,552)    (201,805)
                                                      ------------  -----------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares ....................   186,809,433   12,700,872
  Reinvestment of dividends ........................       378,552      201,805
  Cost of shares reacquired ........................  (184,654,715)  (6,078,498)
                                                      ------------  -----------
    Net increase in net assets resulting from
      capital share transactions ...................     2,533,270    6,824,179
                                                      ------------  -----------
    Total increase in net assets ...................     1,361,634    7,072,578
NET ASSETS:
Beginning of year ..................................    13,947,350    6,874,772
                                                      ------------  -----------
End of year (including undistributed net
  investment income of $287,799 and
  $326,564, respectively) ..........................  $ 15,308,984  $13,947,350
                                                      ============  ===========
* SHARES OF BENEFICIAL INTEREST ISSUED
  AND REDEEMED (UNLIMITED NUMBER OF
  $.001 PAR VALUE SHARES AUTHORIZED)
  Shares sold ......................................    18,076,042    1,197,171
  Reinvestment of dividends ........................        35,612       19,593
  Shares reacquired ................................   (17,874,125)    (580,968)
                                                      ------------  -----------
  Net increase .....................................       237,529      635,796
                                                      ============  ===========

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                              YEAR ENDED
                                                             -----------------------------------------------------------------------
                                                             DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2002          2001           2000           1999           1998
                                                             ------------  ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year .........................   $ 10.87       $ 10.62         $ 9.15         $ 9.54         $11.96
                                                               -------       -------         ------         ------         ------
Income From Investment Operations:
  Net Investment Income ....................................      0.38          0.35           0.34           0.25           0.22
  Net Realized and Unrealized
    Gain (Loss) on Investments and
    Foreign Currency Transactions ..........................     (0.85)         0.20           1.33          (0.44)         (1.45)
                                                               -------       -------         ------         ------         ------
Total From Investment Operations ...........................     (0.47)         0.55           1.67          (0.19)         (1.23)
                                                               -------       -------         ------         ------         ------
Less Dividends and Distributions:
  Dividends from Net Investment Income .....................     (0.33)        (0.30)         (0.20)         (0.20)         (0.19)
  Distributions from Realized Capital Gains ................        --            --             --             --          (1.00)
                                                               -------       -------         ------         ------         ------
Total Dividends and Distributions ..........................     (0.33)        (0.30)         (0.20)         (0.20)         (1.19)
                                                               -------       -------         ------         ------         ------
Net Asset Value, End of Year ...............................   $ 10.07       $ 10.87         $10.62         $ 9.15         $ 9.54
                                                               =======       =======         ======         ======         ======
Total Return (a) ...........................................     (4.48)%        5.34%         18.71%         (2.01)%       (11.35)%

====================================================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ..............................   $15,309       $13,947         $6,875         $3,166         $1,906
Ratio of Gross Expenses to Average Net Assets ..............      1.48%         1.62%          2.27%          3.23%          5.32%
Ratio of Net Expenses to Average Net Assets (c) ............      1.46%(b)      1.50%(b)       1.45%(b)       1.44%          0.89%
Ratio of Net Investment Income to Average Net Assets (c) ...      3.04%         4.17%          4.21%          3.33%          3.33%
Portfolio Turnover Rate ....................................       139%           74%           233%           172%           107%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.

(c) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the years ended December 31, 2001, December 31, 2000 and December 31, 1999, was 0.07%, 0.12% and 0.79%,
     respectively.

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Co. Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F.   DEFERRED   ORGANIZATION   COSTS--Deferred   organization  costs  are  being
amortized over a period not to exceed five years. As of December 31, 2002, the Fund has fully amortized these costs.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corp. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $24,051,152 and $21,730,387, respectively, for the year ended December 31, 2002.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $15,537,001. As of December 31, 2002, net unrealized depreciation for federal income tax purposes aggregated $285,593 of which $440,024 related to appreciated securities and $725,617 related to depreciated securities.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $326,465, accumulated capital and other losses of $722,853 and unrealized depreciation of $285,593.

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $378,552 and $201,805.

As of December 31, 2002, the Fund had a capital loss carryforward of $633,963 available, $27,341 expiring December 31, 2006, $477,558 expiring December 31, 2008, $56,785 expiring December 31, 2009 and $72,279 expiring December 31, 2010.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund intends to defer to January 1, 2003, for U.S. Federal income tax purposes, post-October currency losses of $745 and post-October capital losses of $88,145.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $180,706 and decreased accumulated net realized loss by $180,706. Net assets were not affected by this reclassification.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At December 31, 2002, the Fund had no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2002, the net value of the asset and corresponding liability of the Fund's portion of the plan is $3,851.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Fund borrowed an average daily amount of $137,249 at a weighted average interest rate of 2.49% under the Facility. At December 31, 2002, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 11--SUBSEQUENT EVENT--An income dividend of $0.22 per share was paid on January 31, 2003 to shareholders of record as of January 29, 2003 with investment date of January 31, 2003.

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 was audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP


New York, New York
February 3, 2003

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA              Chairman, Van Eck                      10             Chairman of the Board
(87)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(39)+**                           Corporation; President and Director,                  company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies;
                                  President and Director, Van Eck
                                  Capital, Inc.; President and Director,
                                  Van Eck Absolute Return Advisers
                                  Corporation

Derek S. van Eck                  President of Worldwide Hard Assets     10             Trustee of another
(37)+**                           Fund series and the Worldwide Real                    investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide               advised by the Adviser
                                  Insurance Trust and the Global Hard
                                  Assets Fund series of Van Eck Funds;
                                  Executive Vice President, Director,
                                  Global Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies.

INDEPENDENT TRUSTEES:
Jeremy H. Biggs                   Vice Chairman, Director                10             Trustee/Director of two investment
(67)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(75)++P.                                                                                company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
                                                                                        Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(57)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------

David J. Olderman                 Private investor                       10             Trustee/Director of two other
(67)++P.                                                                                investment companies advised
Trustee since 1994                                                                      by the Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(74)*++P.                                                                               company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
                                                                                        Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              10             Trustee of two other investment
(43)++P.                                                                                companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
                                                                                        Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation
OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(48)                              Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities                       advised by the Adviser
                                  Corporation and other affiliated companies

Thomas H. Elwood                  Vice President, Secretary and General                 Officer of two other
(55)                              Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,                 Controller of two
(40)                              Van Eck Associates Corporation and                    other investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                          Vice President of another
(43)                              Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund Operations,               Vice President of two
(48)                              Van Eck Securities Corporation and                    other investment companies
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser

----------

(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

**   Son of Mr. John C. van Eck.

++   Member of the Nominating Committee.

P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

[VAN ECK GLOBAL LOGO]                                  [VARIABLE ANNUITIES LOGO]

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

ITEM 2. CODE OF ETHICS.

Due to early adoption of Form N-CSR, the Code of Ethics is not required at this time pursuant to SEC Release 34-47262; IC-25914.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Due to early adoption of Form N-CSR, designation of an Audit Committee Financial Expert is not required at this time pursuant to SEC Release 34-47262; IC-25914.


ITEMS 4-8. [RESERVED]

NO INFORMATION REQUIRED


ITEM 9. CONTROLS AND PROCEDURES.

(a) Due to early adoption of Form N-CSR, this section is not applicable at this time pursuant to SEC Release 34-47262; IC-25914.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation except controls were instituted during the year ended December 31, 2002 to correct the material weakness in the registrant's fair valuation methodology of foreign securities reported for the year ended December 31, 2001.


ITEM 10. EXHIBITS.

(a)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND


By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  2/28/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  2/28/03
     ---------


By (Signature and Title) /s/ Bruce J. Smith, CFO
                         -----------------------
Date  2/28/03
     ---------